Income taxes	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income taxes

Note 12 - Income taxes

Income tax benefit and effective income tax rate

The entire income tax benefit of $488,940 and $222,099 for the six months ended June 30, 2025 and 2024, respectively, was allocated to loss from continuing operations, and solely related to refundable income tax credits for research and development (“R&D”) permitted in the United Kingdom (“UK”).

The following schedule summarizes the principal differences between income tax benefit at the UK statutory income tax rate and the consolidated effective income tax rate reflected in the condensed consolidated financial statements:

	June 30,
	2025	2024
UK Federal income tax rate	25.0%	25.0%
Valuation allowance	(18.9)	(18.9)
Change in UK statutory income tax rate	-	0
Nondeductible expense	(5.1)	(5.1)
R&D expenditures	0.9	0.9
Foreign income tax rate differential	(1.0)	(1.0)
	0.9%	0.9%

The reconciliation of the consolidated effective income tax rates is based on the UK statutory income tax rates of 25.0% for the six months ended June 30, 2025, and 2024. The Parent Company is domiciled in the UK, and therefore, the consolidated effective income tax rate reconciliation is based on the UK income tax rates rather than the statutory income tax rates in the United States.

The Company’s estimate of income tax benefit for the six months ended June 30, 2025 and 2024 is based on the actual effective tax rate for the year-to-date periods as management believes it is the best estimate of the annual effective tax rate. Management expects the annual effective tax rate to vary due to the amount of eligible research and development refundable tax credits in the United Kingdom compared to the magnitude of revenue growth and resulting income or losses in the countries where the ecommerce platform has launched.

REDCLOUD HOLDINGS PLC NOTES TO THE UNAUDITED CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS UNAUDITED FOR THE SIX MONTHS ENDED JUNE 30, 2025, AND AUDITED 2024

Note 12 - Income taxes (continued)

Deferred income taxes – valuation allowance

Management evaluates the realizability of its net deferred income tax assets to determine if a valuation allowance is required. Management assesses whether a valuation allowance should be established based on the consideration of all available evidence using a “more-likely-than-not” standard, with significant weight being given to evidence that can be objectively verified. Since the Company operates in multiple jurisdictions, we assess the need for a valuation allowance on a jurisdiction-by-jurisdiction basis, considering the effects of local tax law.

At June 30, 2025 and December 31, 2024, management evaluated the realizability of its net deferred income tax assets to determine if a full valuation allowance was required. Based on Management’s assessment, management determined that the UK Parent and each of its foreign subsidiaries, have a recent history of significant cumulative pre-tax losses, that were experienced by the UK Parent and each of its foreign subsidiaries’ commencement of operations through June 30, 2025, and December 31, 2024. As a result of the significant weight of this negative evidence, management believes it is more likely than not that the Company’s net deferred income tax assets will not be fully realizable, and therefore management provided for a full valuation allowance against all its net deferred income tax assets.

Uncertain tax positions

At June 30, 2025 and December 31, 2024, the Company did not record any unrecognized income tax positions related to uncertain tax positions.